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                        OHIO NATIONAL VARIABLE ACCOUNT R
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                               VARI-VEST SURVIVOR

SUPPLEMENT DATED NOVEMBER 3, 2005 TO THE PROSPECTUS DATED MAY 1, 2005

The following changes are made to the prospectus dated May 1, 2005:

Effective November 2, 2005, the subadviser for the Ohio National Fund Small Cap Growth Portfolio is Janus Capital Management LLC.